Exhibit 10(i)

                        AMENDMENT TO CAVALIER HOMES, INC.
                      1993 AMENDED AND RESTATED NONEMPLOYEE
                           DIRECTORS STOCK OPTION PLAN

As directed by the Board of Directors of Cavalier Homes, Inc. ( the "Company") at its meeting held on January 17, 1991 the 1993 Amended and Restated Nonemployee Directors Stock Option Plan, as amended from time to time, is hereby further amended in order to provide for the cancellation of an option to purchase 25,000 shares with an option price of $15.40 granted on July 16, 1996 under such plan and the issuance of a new option having a lower option price and for a number of shares of the Comrnon Stock of the Company reduced in proportion to the lowering of the option price, to be effected by inserting the following as Section 10.2 of Article X:

                                    ARTICLE X

Section 10.2 Repricing of Option Granted on July 16, 1996.

The Option granted hereunder on July 16, 1996 to purchase 20,000 shares (25,000 shares following the November 1996 five-for-four stock split) of Stock to Gerald
R. Moore, a director who is not also an employee of the Company, at a per share price of $19.25 ($15.40 after the aforementioned stock split), shall be canceled, with the cancellation of such Option to be subject to the consent and approval of the holder thereof and to the termination of the Stock Option Agreement respecting such Option, and a new Option to purchase 17,250 shares of Stock shall be granted to the holder of such Option so canceled, with such new Option and the shales of stock to be issued upon exercise thereof to be subject to the terms and conditions of the Plan and Stock Option Agreement which shall set forth such terms and conditions as may be determined by the Administrator to be consistent with the Plan, including, without limitation, this Section 10.2. The terms and conditions of such Option shall bc identical to all those of the Option so canceled, excepting only that the per share price of the Stock subject to such new Option shall be $10.625 and that the number of shares of Stock subject thereto shall be reduced to to number indicated in the preceding sentence.

------------------------
Barry B. Donnell

                        AMENDMENT TO CAVALIER HOMES, INC.
                      1993 AMENDED AND RESTATED NONEMPLOYEE
                           DIRECTORS STOCK OPTION PLAN

As directed by the Board of Directors of Cavalier Homes, Inc. ( the "Company") at its meeting held on January 17, 1995 the 1993 Amended and Restated Nonemployee Directors Stock Option Plan, as amended from time to time, is hereby further amended in order to provide for the cancellation of an option to purchase 18,750 shares with an option price of $16.625 granted on July 14, 1994 under such plan and the issuance of a new option having a lower option price and for a number of shares of the Comrnon Stock of the Company reduced in proportion to the lowering of the option price, to be effected by inserting the following
Article X:

                                    ARTICLE X

                              REPRICING OF OPTIONS
                               GRANTED UNDER PLAN

Section 10.1 Repricing of Option Granted on January 14, 1994.

The Option granted hereunder on January 14, 1994 to purchase 6,250 shares of Stock to each of Thomas A. Broughton, III, Lee Roy Jordan and John W Lowe, directors who are not also employees of the Company, at a per share price of $16.625 shall be canceled, with the cancellation of such Option to be subject to the consent and approval of the holder thereof and to the terminations of the Stock Option Agreements respecting such Option, and a new Option to purchase 4,085 shares of Stock shall be granted to each of the holders of such Options so canceled, with such new Options and the shares of stock to be issued upon exercise thereof to be subject to the terms and conditions of the Plan and Stock Option Agreements which shall set forth such terms and conditions as may be determined by the Administrator to be consistent with the Plan, including, without limitation, this Section 10.1. The terms and conditions of such Options shall be identical to all those of the Options so canceled, excepting only that the per share price of the Stock subject to such new Options shall be $10.875 and that the number of shares of Stock subject thereto shall be reduced to to number indicated in the preceding sentence.

------------------------
Barry B. Donnell